UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2013

MOLINA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802

(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 1, 2013, Molina Healthcare, Inc., a Delaware corporation (the “Company”), held its 2013 Annual Meeting of Stockholders. At the meeting, a total of 42,778,719 shares were voted, representing 94.30% of the 45,362,697 shares outstanding as of the March 12, 2013 record date.

At our 2013 Annual Meeting of Stockholders, the stockholders:

(1)	elected all three of the Company’s nominees for Class II directors, the Company’s single nominee for Class I director, and the Company’s single nominee for Class III director;

(2)	approved an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 150,000,000;

(3)	approved, as required by NYSE Listed Company Rule 312.03(c), the issuance of up to 26,980,472 shares of our common stock upon the potential exercise and settlement, or termination, as the case may be, of the warrants issued concurrently with the sale of our 1.125% Cash Convertible Senior Notes due 2020; and

(4)	ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2013.

Shares were voted on the proposals as follows:

With regard to Proposal No. 1 for the election of three Class II directors, one Class I director, and one Class III director, the stockholders voted as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes	% of Votes For
Charles Z. Fedak (Class II)	40,463,620	384,406	1,930,693	89.20%
Steven James (Class II)	40,647,296	200,730	1,930,693	89.61%
John C. Molina (Class II)	38,233,637	2,614,389	1,930,693	84.28%
Daniel Cooperman (Class I)	40,647,527	200,499	1,930,693	89.61%
Dale Wolf (Class III)	40,647,521	200,505	1,930,693	89.61%

With regard to Proposal No. 2 for the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 150,000,000, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For
42,048,896	516,540	163,880	49,403	92.69%

With regard to Proposal No. 3 for the approval, as required by NYSE Listed Company Rule 312.03(c), of the issuance of up to 26,980,472 shares of our common stock upon the potential exercise and settlement, or termination, as the case may be, of the warrants issued concurrently with the sale of our 1.125% Cash Convertible Senior Notes due 2020, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For
40,444,868	242,503	160,656	1,930,692	89.16%

With regard to Proposal No. 4 for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2013, the stockholders voted as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	% of Votes For
42,332,453	302,268	143,996	0	93.32%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: May 6, 2013	By:	/s/ Jeff D. Barlow
Jeff D. Barlow General Counsel and Corporate Secretary

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